Exhibit 10.30

ADDENDUM TO INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Addendum to Intellectual Property Security IP Security Agreement (“Addendum”) is entered into this May 17, 2021, by and between Can B Corp., a Florida corporation (the “Company”), the Subsidiaries of the Company set forth on the signature pages hereto (such subsidiaries, the “Subsidiaries” and, together with the Company, the “Debtors”) on the one hand, and Arena Special Opportunities Partners I, LP, a Delaware limited partnership, and Arena Special Opportunities Fund, LP, a Delaware limited partnership (each, a “Secured Party” and, collectively, the “Secured Parties”), on the other hand.

R E C I T A L S

WHEREAS, the parties hereto (the “Parties”) entered into that certain Intellectual Property Security IP Security Agreement dated December 10, 2020 (the “IP Security Agreement”) in connection with the Secured Parties’ purchase from the Company of Original Issue Discount Senior Secured Convertible Promissory Notes due nine (9) months following their issuance, in the aggregate principal amount of up to $2,777,778.00 (the “Original Notes”);

WHEREAS, the maturity dates of the Original Notes have been extended to January 31, 2022;

WHEREAS, the Parties have entered into a subsequent transaction whereby the Secured Parties purchased from the Company Original Issue Discount Senior Secured Convertible Promissory Notes due January 31, 2022, in the aggregate principal amount of up to $1,500,000.00 (the “New Notes”); and

WHEREAS, the Parties hereby wish to enter into this Addendum to extend the IP Security Agreement to the New Notes, pursuant to the terms and conditions of this Addendum.

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties hereby agree that the following constitutes additional terms and conditions of the IP Security Agreement.

1. Addition of New Notes. The IP Security Agreement is amended to specifically incorporate the New Notes within the definition of “Obligations.”

2. Joinder of Botanical Biotech. In March 2021, the Company formed Botanical Biotech, LLC, a Nevada limited liability company. By its signature hereunder, Botanical Biotech, LLC hereby agrees to (a) be bound by the IP Security Agreement as amended hereby, and (b) have all the rights and obligations of the Debtors under the IP Security Agreement as amended hereby as fully and to the same extent as if the undersigned was an original signatory thereto. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, BOTANICAL BIOTECH, LLC SPECIFICALLY GRANTS TO THE SECURED PARTIES A SECURITY INTEREST IN THE COLLATERAL AS MORE FULLY SET FORTH IN THE IP SECURITY AGREEMENT AND ACKNOWLEDGES AND AGREES TO THE WAIVER OF JURY TRIAL PROVISIONS SET FORTH THEREIN.

3. Removal of Lifeguard. The Secured Parties agree to remove any and all Intellectual Property relating to the Company’s license agreement to use the LIFEGUARD® trademark or LIFEGUARD® brand from the definition from “Collateral” under the IP Security Agreement.

4. General Terms. This Addendum may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Addendum may be signed and delivered by electronic means, including e-mail. Capitalized terms used in this Addendum without definition shall have the meanings assigned to such terms in the IP Security Agreement. In the event of any discrepancy between the IP Security Agreement and this Addendum, then this Addendum shall control. Except as provided in this Addendum, all terms and conditions of the IP Security Agreement remain unchanged.

[Remainder of page intentionally left blank; signature pages to follow.]

1 of 3

IN WITNESS WHEREOF, the Parties have executed this Addendum on the date first above written.

CAN B CORP.		DURAMED MI, LLC
(f/k/a DURAMEDNJ LLC)
By:	/s/ Marco Alfonsi
Name:	Marco Alfonsi	/s/ Can B Corp., its Manager
Title:	Chief Executive Officer
		By:	/s/ Marco Alfonsi
DURAMED INC.		Name:	Marco Alfonsi
		Title:	Authorized Representative
By:	/s/ Marco Alfonsi
Name:	Marco Alfonsi	PIVT LABS, LLC
Title:	Authorized Representative	(f/k/a NY HEMP DEPOT LLC)

PURE HEALTH PRODUCTS, LLC		/s/ Can B Corp., its Manager

By:	/s/ Marco Alfonsi	By:	/s/ Marco Alfonsi
Name:	Marco Alfonsi	Name:	Marco Alfonsi
Title:	Authorized Representative	Title:	Authorized Representative

IMBIBE WELLNESS SOLUTIONS, LLC
BOTANICAL BIOTECH, LLC		(f/k/a RADICAL TACTICAL LLC)

/s/ Can B Corp., its Manager		/s/ Can B Corp., its Manager

By:	/s/ Marco Alfonsi	By:	/s/ Marco Alfonsi
Name:	Marco Alfonsi	Name:	Marco Alfonsi
Title:	Authorized Representative	Title:	Authorized Representative

GREEN GROW FARMS, INC.

/s/ Can B Corp., its Manager

By:	/s/ Marco Alfonsi
Name:	Marco Alfonsi
Title:	Authorized Representative

[SIGNATURE PAGE OF SECURED PARTIES FOLLOWS]

2 of 3

[SIGNATURE PAGE OF SECURED PARTIES]

IN WITNESS WHEREOF, the Parties have executed this Addendum on the date first above written.

Name of Investing Entity: Arena Special Opportunities Fund, LP

Signature of Authorized Signatory of Investing entity: /s/ Lawrence Cutler

Name of Authorized Signatory: Lawrence Cutler

Title of Authorized Signatory: Authorized Signatory

Name of Investing Entity: Arena Special Opportunities Partners I, LP

Signature of Authorized Signatory of Investing entity: /s/ Lawrence Cutler

Name of Authorized Signatory: Lawrence Cutler

Title of Authorized Signatory: Authorized Signatory

3 of 3